Exhibit 32
Form 10-K
Bio-Path Holdings, Inc.
File No. 000-53404

CERTIFICATION  PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-K of Bio-Path Holdings, Inc. (the “Company”) for the year ended December 31, 2008 as filed with the Securities and Exchange Commission (the “Report”), I Peter H. Nielsen, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 2, 2009	/s/ Peter H. Nielsen
Peter H. Nielsen
Chief Executive Officer
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.